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                                                                    EXHIBIT 23.4


                         Independent Auditors' Consent


RTRT Inc. as Trustee of Ryder Truck Rental LT

Chase Manhattan Bank Delaware, as
Owner Trustee for Ryder Vehicle Lease Trust 1999-A:


We consent to the use of our reports dated September 9, 1999 included herein and to the reference to our firm under the heading "Experts" in the registration statement.



                                             KPMG LLP


Miami, Florida
October 14, 1999